TRADEMARK SECURITY AGREEMENT


                THIS AGREEMENT is made as of June 11, 1997, by and between ENHANCED SYSTEMS, INC., an Arizona corporation having a mailing address at 8300 East Raintree Drive, Scottsdale, Arizona 85260 ("Debtor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having a mailing address at 350 South Beverly Drive, Suite 200, Beverly Hills, California 90212 (the "Secured Party").

                               Statement of Facts
                               ------------------

                In connection with the financial accommodations to be extended by the Secured Party to Vodavi Communications Systems, Inc. (the "Borrower") under the Amended and Restated Credit Agreement, dated as of April 11, 1994 as amended and restated effective as of June 11, 1997, between the Borrower and Secured Party (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Debtor has agreed to collaterally assign to the Secured Party certain trademark rights in accordance with the terms of this Agreement.

                In consideration of the foregoing premises and other good and valuable consideration, Debtor hereby agrees with the Secured Party as follows:

                               Statement of Terms
                               ------------------

                Grant of Security Interest. To secure the complete and timely satisfaction of all of Debtor's obligations hereunder, as well as to secure all of the rights of the Secured Party hereunder, and to secure the payment and performance of any and all Obligations (as such term is defined in the Credit Agreement) including Debtor's guarantee thereof (all such Obligations being herein collectively called the "Secured Obligations"), Debtor hereby grants to the Secured Party a present and continuing security interest in the entire right, title and interest of Debtor in and to the trademark application(s) and trademark(s) listed on Schedule 1 attached hereto together with all goodwill of Debtor's business relating thereto and all other assets of Debtor necessary to produce the products for which such applications will be or such trademarks are used, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals, extensions and other proceeds thereof (collectively called the "Trademarks").

                Representations and Warranties. Debtor represents and warrants that:

                The Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                To the best of Debtor's knowledge, each of the Trademarks is valid and enforceable;

                Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses and covenants by Debtor not to sue third persons, except for any Permitted Exceptions (as such term is defined in the Credit Agreement); and

                Debtor has the unqualified right to enter into this Agreement and perform its terms.

                No Inconsistent Licenses. Debtor agrees that, so long as this Agreement is in effect, it will not enter into any agreement (for example, a license or assignment agreement) which is inconsistent with Debtor's obligations under this Agreement, without the Secured Party's prior written consent.

                Event of Default. The failure of the Debtor to perform any of its obligations hereunder, any breach in any material respect of any representation or warranty of the Debtor herein, or the occurrence of any Event of Default under (and as such term is defined in) the Credit Agreement will also constitute a default by Debtor under this Agreement (herein referred to as an "Event of Default").

                Remedies on Default. If any Event of Default shall have occurred and be continuing, the Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Code (as such term is defined in the Credit Agreement) and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without other notice or demand whatsoever to Debtor, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Trademarks, or any interest which the Debtor may have therein and, after deducting from the proceeds of sale or other disposition of the Trademarks all expenses (including all reasonable expenses for legal services actually incurred without giving effect to any statutory presumption), shall apply the residue of such proceeds toward the payment of the Secured Obligations (which application shall be made, first, to the Secured Party's costs and expenses of such collection, sale or other disposition, including reasonable attorney's fees actually incurred without giving effect to any statutory presumption, and then to the payment of the other Secured Obligations then due). Debtor shall be liable for any deficiency remaining after the application of such proceeds. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to the Debtor. If required by applicable law, notice of any sale or other disposition of the Trademarks shall be given to Debtor at least ten (10) days before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition the Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right of redemption on the part of Debtor, which right is hereby waived and released.

                No Waiver. No course of dealing between Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                Severability. The provisions of this Agreement are several, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                Modification. This Agreement is subject to modification only by a writing signed by the Debtor and the Secured Party.

                Benefit of Agreement. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties.

                Governing Law. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York (without giving effect to its conflict of law rules) and the United States of America.

                Terminology; Headings. All singular terms used herein shall include the plural and vice versa, and all pronouns used herein shall be deemed to cover all genders. All section headings used herein are for convenience of reference only and do not constitute a substantive part of this Agreement.

                Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same Agreement.

                Expenses; Indemnity. Debtor will upon demand pay to the Secured Party the amount of any and all expenses, including reasonable attorney's fees and fees of other experts, which the Secured Party may from time to time actually incur (and calculated without giving effect to any statutory presumption) in connection with (i) the administration of this Agreement, (ii) the preservation of or the sale or other disposition of or other realization upon any of the Trademarks, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof. Debtor also hereby agrees to indemnify the Secured Party and hold the Secured Party harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by the Secured Party as a result of (i) Debtor's failure to observe, perform or discharge Debtor's duties hereunder or (ii) the Secured Party's holding or administering this Agreement or its rights, titles or interests in the Trademarks, unless with respect to any of the above, the Secured Party is determined to have acted with gross negligence or to have engaged in wilful misconduct. The obligations of the Debtor under this paragraph 14 shall survive the termination of this Agreement.

                Security Agreement; Intercreditor Agreement, Entire Agreement; Termination. (a) The Secured Party also has a Lien in the Trademarks under the terms of the Security Agreement, dated as of June 11, 1997, executed by the Debtor in favor of the Secured Party (the "Security Agreement"), and this Agreement is intended to supplement such Security Agreement, but in the event of any inconsistency between the terms of this Agreement and those of such Security Agreement, the terms of such Security Agreement shall control, and the Secured Party may elect to pursue its rights and remedies with respect to the Trademarks under either or both of this Agreement or such Security Agreement.

                (b) This Agreement, together with all other instruments, agreements and certificates executed by the parties in connection herewith or with reference hereto, embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written.

                (c) This Agreement shall terminate with, and in accordance with the terms of, the Security Agreement, and all of the Secured Party's security interests hereunder shall be automatically terminated and released on such date (subject to reinstatement as provided in Section 11 of the Security Agreement).

                WITNESS the execution hereof as of the day and year first above written.

                                        DEBTOR:

                                        ENHANCED SYSTEMS, INC.


                                         By: /s/ Greg Roeper
                                            ------------------------------------
                                         Title: Secretary and Treasurer
                                               ---------------------------------

                                        SECURED PARTY:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                         By: /s/ Timothy Morris
                                            ------------------------------------
                                         Title: Duly Authorized Signatory
                                               ---------------------------------
                                       -5-